                                                                   EXHIBIT 10-35
                                                                [CONFORMED COPY]


                                  $100,000,000

                           Safeguard Scientifics, Inc.

                   6% Convertible Subordinated Notes Due 2006

                               Placement Agreement




                                                                January 31, 1996


J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

          Safeguard Scientifics, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania (the "Company"), proposes to issue and sell to J.P. Morgan Securities Inc. (the "Initial Purchaser") $100,000,000 principal amount of its 6% Convertible Subordinated Notes Due 2006 (the "Purchased Notes"), and up to an additional $15,000,000 principal amount of its 6% Convertible Subordinated Notes Due 2006 (the "Option Notes"), if and to the extent that the Initial Purchaser shall have determined to exercise the right to purchase such Option Notes granted to the Initial Purchaser in Section 1 hereof. The Purchased Notes and the Option Notes are herein referred to as the "Securities".

     The Securities will be issued pursuant to the provisions of an indenture to be dated as of February 1, 1996 (the "Indenture") between the Company and First Trust of New York, National Association, as trustee (the "Trustee"). The Securities are convertible into shares of the Company's common stock, $.10 par value per share (the "Common Stock").

          The sale of the Securities to the Initial Purchaser will be made without registration of the Securities under the Securities Act of 1933, as amended (the

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"Securities Act"), in reliance upon the exemptions therefrom.  In connection with the sale of the Securities, the Company has prepared a Preliminary Offering Memorandum, dated January 17, 1996 (including any documents incorporated by reference therein and any exhibits thereto, the "Preliminary Offering Memorandum") and an Offering Memorandum, dated January 31, 1996 (including any documents incorporated by reference therein and any exhibits thereto and as amended from time to time in accordance with the terms hereof, the "Offering Memorandum"), for the information of the Initial Purchaser and for delivery to prospective purchasers of the Securities.

          As used herein "Principal Partnership Companies" means Coherent Communications Systems Corporation, Cambridge Technology Partners
(Massachusetts) Inc. ("CTP") and USDATA Corporation.

          The Company hereby agrees with the Initial Purchaser as follows:

          1. The Company agrees to issue and sell the Purchased Notes to the Initial Purchaser as hereinafter provided, and the Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company the Purchased Notes at a purchase price (the "Purchase Price") equal to 97.75% of their principal amount.

          In addition, the Company agrees to issue and sell the Option Notes to the Initial Purchaser as hereinafter provided, and the Initial Purchaser, on the basis of the representations and warranties herein contained, but subject to the conditions hereafter stated, shall have the option to purchase from the Company up to $15,000,000 aggregate principal amount of the Option Notes at the Purchase Price for the sole purpose of covering over-allotments (if any) in the sale of Purchased Notes by the Initial Purchaser plus accrued interest, if any, from the Closing Date to the date of payment and delivery.

          The Initial Purchaser may exercise the option to purchase the Option Notes at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Initial Purchaser to the Company. Such notice shall set forth the aggregate principal amount of Option Notes as to which the option is being exercised and the date and time when the Option Notes are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice. Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

          2. The Company understands that the Initial Purchaser intends (i) to offer privately the Securities as soon after this Agreement has become effective as in the


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judgment of the Initial Purchaser is advisable and (ii) initially to offer the
Securities upon the terms set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

          The Company confirms that it has authorized the Initial Purchaser, subject to the restrictions set forth below, to distribute copies of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering of the Securities. The Initial Purchaser hereby makes to the Company the following representations and agreements:

          (i) it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act;

          (ii) (A) it will not solicit offers for, or offer to sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (B) it will solicit offers for the Securities only from, and will offer the Securities only to persons whom it reasonably believes to be (1) in the case of offers inside the United States, (x) "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act or (y) institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, who, in the case of purchasers described in this clause (B)(1)(y), provide to it a letter in the form of Annex A to the Preliminary Offering Memorandum and the Offering Memorandum, and purchase not less than $100,000 principal amount of Securities for each of their own account and any discretionary account for whom they are purchasing securities and (2) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing the Securities are deemed to have represented and agreed as provided in the Preliminary Offering Memorandum and the Offering Memorandum;


          (iii) except for sales described in (ii)(B)(1) above, it will not offer, sell or deliver the Securities to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act) (i) as part of its distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, and it will send to each dealer to whom it sells such Securities during such period a confirmation or other notice setting forth the restrictions on offers and sales of the Securities within the United States or to, or for the account or benefit of, U.S. persons; and


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          (iv)  (a) it has not offered or sold and will not offer or sell any
Securities in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (a principal or agent) for the purpose of their business or otherwise in circumstances which have not required and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulation 1995 ("Regulations"); (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Securities offered hereby in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on, and will only issue or pass on, to any person in the United Kingdom any document received by it in connection with the issue of the Securities if that person is of a kind described in Article 11(d) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

          3. Payment for the Securities shall be made to the Company or to its order in same day funds by wire transfer to Midlantic Bank, Philadelphia, PA,
ABA #021-200-012, for the account of Safeguard Scientifics, Inc. A/C       #46-
1-344-4, Attention: Joseph G. Meterchick (215) 564-7479 at 10:00 A.M., New York City time, in the case of the Purchased Notes, on February 6, 1996, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Initial Purchaser and the Company may agree upon in writing or, in the case of the Option Notes on the date and time specified by the Initial Purchaser in the written notice of the election to purchase such Option Notes. The time and date of such payment for the Purchased Notes are referred to herein as the "Closing Date" and the time and date for such payment for the Option Notes, if other than the Closing Date, are herein referred to as the "Additional Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

          Payment for the Securities to be purchased on the Closing Date or Additional Closing Date, as the case may be, shall be made against delivery to the Initial Purchaser of the Securities to be purchased on such date registered in such names and in such denominations as the Initial Purchaser shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Initial Purchaser of the Securities duly paid by the Company. The certificates for the Securities will be made available for inspection and packaging by the Initial Purchaser at the office of J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, not later than 10:00 A.M., New York City time, on the Business Day prior to the Closing Date or Additional Closing Date, as the case may be.

          4. The Company represents and warrants to the Initial Purchaser that:


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          (a) (i)  the Offering Memorandum (as amended or supplemented if the
     Company shall have furnished any amendments or supplements thereto) was, on the date of its issuance, and is, at the date hereof, accurate in all material respects and did not and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at such dates, not misleading, and the Offering Memorandum (as amended or supplemented as necessary) will be, as of the Closing Date, accurate in all material respects and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the Closing Date, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein;

          (ii) the Preliminary Offering Memorandum was, on the date of its issuance, accurate in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at such date, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein;

          (b) the financial statements and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except to the extent otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum;

          (c) since the date as of which information is given in the Offering Memorandum, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders' equity or results of operations of
     (i) the Company and its subsidiaries, taken as a whole, or (ii) to the Company's knowledge,


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     any Principal Partnership Company and its consolidated subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum; and since the respective dates as of which information is given in the Preliminary Offering Memorandum and the Offering Memorandum, except as set forth or contemplated therein, neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge, any Principal Partnership Company, has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

          (d) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Pennsylvania, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than in jurisdictions in which the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (e) to the Company's knowledge, each Principal Partnership Company and each subsidiary of the Company or a Principal Partnership Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is incorporated, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum; and all of the shares of capital stock of the Principal Partnership Companies which are owned by the Company or any of its subsidiaries, and all of the shares of capital stock of the subsidiaries of the Company which are owned by the Company or any of its subsidiaries have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims except to the extent that they are pledged pursuant to the Second Amended and Restated Credit Agreement dated as of February 1, 1995 by and among Midlantic Bank, N.A., the Company and Safeguard Scientifics (Delaware), Inc., as amended;

          (f) this Agreement has been duly authorized, executed and delivered by the Company;

          (g) the Securities have been duly authorized, and when executed, delivered and authenticated in accordance with the Indenture against


                                        6

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     payment therefor as provided in this Agreement, will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors rights generally and equitable principles of general applicability; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors rights generally and equitable principles of general applicability; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Offering Memorandum;

          (h) the authorized capital stock of the Company conforms to the description thereof set forth in the Offering Memorandum, and all of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully-paid and non-assessable; and, except as described in or expressly contemplated by the Offering Memorandum, there are no (i) outstanding rights (including any preemptive or similar rights to subscribe for shares of capital stock), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of, or other equity interest in, the Company or any of its subsidiaries or, to the Company's knowledge, Principal Partnership Companies, and (ii) contracts, commitments, understandings or arrangements relating to the issuance of any capital stock of the Company or any subsidiary or, to the Company's knowledge, any Principal Partnership Company, or to any of the convertible or exchangeable securities or rights, warrants or options described in (i) above;

          (i) the shares of Common Stock issuable on conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities and, when issued upon such conversion in accordance with the terms of the Indenture, will have been validly issued and will be fully paid and non-assessable, and the issuance of such shares of Common Stock is not subject to any preemptive or similar rights;

               (j) any rights to purchase capital stock of the Company ("Rights") to be attached to the shares of Common Stock issuable on conversion of the Securities have been duly authorized and, when the shares of Common Stock issuable on conversion of the Securities have been issued in accordance with the


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     terms of the Securities and the Indenture, the Rights will have been duly and validly issued;

          (k) neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any Principal Partnership Company or any subsidiary of a Principal Partnership Company is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Articles or Certificate of Incorporation, as the case may be, or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, any of its subsidiaries or, to the best of the Company's knowledge, any Principal Partnership Company or any subsidiary of a Principal Partnership Company is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole or to the ability of the Company to perform its obligations under the Securities; the issue and sale of the Securities and the performance by the Company of all of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries or, to the best of its knowledge, any Principal Partnership Company or any subsidiary of a Principal Partnership Company is a party or by which the Company or any of its subsidiaries or, to the best of its knowledge, any Principal Partnership Company or any subsidiary of a Principal Partnership Company is bound or to which any of the property or assets of the Company or any of its subsidiaries or, to the best of the Company's knowledge, any Principal Partnership Company or any subsidiary of a Principal Partnership Company is subject, except such conflicts, breaches or defaults as may have been waived, nor will any such action result in any violation of the provisions of the Articles or Certificate of Incorporation, as the case may be, or the By-Laws of the Company or, to the best of the Company's knowledge, any Principal Partnership Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or, to the best of the Company's knowledge, any Principal Partnership Company or any subsidiary of any Principal Partnership Company or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as


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     may be required under state securities or Blue Sky laws in connection with the purchase and sale of the Securities by the Initial Purchaser;

          (l) other than as set forth or contemplated in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries or, to the best of the Company's knowledge, any Principal Partnership Company or any subsidiary of a Principal Partnership Company is or may be a party or to which any property of the Company or any of its subsidiaries or, to the best of the Company's knowledge, any Principal Partnership Company or any subsidiary of a Principal Partnership Company is or may be the subject which, if determined adversely to the Company or a Principal Partnership Company, as the case may be, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (m) none of the Company, its affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on behalf of any of them (except that no representation is made as to the actions of the Initial Purchaser) has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act) with respect to the Securities; and the Company, its Affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on its or their behalf (except as aforesaid) have complied with the offering restrictions requirements of Regulation S;

          (n) none of the Company, its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) or any person acting on behalf of any of them (except that no representative is made as to the actions of the Initial Purchaser) has (i) sold, solicited any offers to buy or offered to sell or otherwise negotiated in respect of any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities, or (ii) engaged in any form of general solicitation or advertising in connection with any offering or sale of the Securities;

          (o) assuming the accuracy of the representations of the Initial Purchaser contained in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;


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          (p)  the Securities satisfy the requirements set forth in Rule
     144A(d)(3) under the Securities Act;

          (q) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the issuance and sale of the Securities or the conversion of the Securities in the manner contemplated in the Indenture or the consummation of the transactions contemplated herein;

          (r) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (s) to the best of the Company's knowledge, the Company and its subsidiaries and the Principal Partnership Companies and their subsidiaries
     (i) are in compliance with any and all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or other approval, except where such noncompliance with Environmental Laws as defined in clause (i) above, failure to receive required permits, licenses or other approvals as referred to in clause (ii) above or failure to comply with the terms and conditions of such permits, licenses or other approvals as referred to in clause (iii) above would not, individually or in the aggregate, have a material adverse effect on the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (t) the Company does not know of any costs and liabilities associated with environmental matters, (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a material adverse effect on the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and


                                       10

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          (u)  the Company has complied with all provisions of Section 517.075,
     Florida Statutes (Chapter 92-198, Laws of Florida).

          5. The Company covenants and agrees with the Initial Purchaser as follows:

          (a) to deliver to the Initial Purchaser as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Initial Purchaser may reasonably request;

          (b) before distributing any amendment or supplement to the Offering Memorandum, to furnish to the Initial Purchaser a copy of the proposed amendment or supplement for review and not to distribute any such proposed amendment or supplement to which the Initial Purchaser reasonably objects;

          (c) if, at any time prior to the earlier of 120 days from the date hereof and the receipt by the Company of written notice from the Initial Purchaser of the completion of the initial placement of the Securities pursuant to this Agreement, any event shall occur as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Initial Purchaser such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as so amended or supplemented, will comply with law;

          (d) none of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

          (e) none of the Company, any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on behalf of any of the


                                       11

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     foregoing will engage in any directed selling efforts with respect to the
     Securities within the meaning of Regulation S under the Securities Act;

          (f) none of the Company, any of its affiliates (as defined in Regulation 501(b) of Regulation D under the Securities Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offerings contemplated hereby;

          (g) during the period beginning on the date hereof and continuing to and including the day which is 90 days after the Closing Date, the Company will not, and will cause its subsidiaries not, to offer, sell, contract to sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock other than (i) the Securities, (ii) the Common Stock issuable on conversion of the Securities in the manner contemplated by the Indenture, (iii) shares of Common Stock issued upon the exercise of options granted under existing employee and non-employee director stock option plans, (iv) options for shares of Common Stock issued under existing stock option plans and (v) shares of Common Stock held pursuant to the Company's Stock Savings Plan necessary to enable employee roll-overs or employee borrowing against the plan, without the prior written consent of the Initial Purchaser;

          (h) while the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, during any period in which it is not subject to Section 13 or 15(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to make available to the Initial Purchaser and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto);

          (i) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser shall reasonably request and to continue such qualification in effect so long as reasonably required for initial placement of the Securities (but in no event more than 120 days) and to pay all reasonable fees and expenses (including reasonable fees and disbursements of counsel to the Initial Purchaser) reasonably incurred in


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     connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Initial Purchaser may designate; PROVIDED that the Company shall not be required to file a general consent to service of process in any jurisdiction, qualify to do business in any jurisdiction or take any action which would subject the Company to service of process in suits (other than those arising out of the offering or sale of the Securities) in any jurisdiction where it is not now so subject;

          (j) so long as the Securities are outstanding, to furnish to the Initial Purchaser copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements of the Company furnished to or filed with the Securities and Exchange Commission (the "Commission") or any national securities exchange;

          (k) to pay all reasonable costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all reasonable fees, costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including in each case all exhibits, amendments and supplements thereto and mailing and shipping costs), (iii) incurred in connection with the registration or qualification and determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may designate (including reasonable fees of counsel for the Initial Purchaser and their disbursements), (iv) incurred in connection with the listing of the Securities on any securities trading system (such as PORTAL), (v) incurred in connection with the preparation (including reasonable word processing, printing and duplicating costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Initial Purchaser of copies thereof, (vi) payable to rating agencies in connection with the rating of the Securities, (vii) incurred in connection with any "road show" meetings, including travel expenses, and (viii) incurred by the Initial Purchaser in connection with the transactions contemplated by this Agreement to the extent that they constitute out-of-pocket expenses, PROVIDED that such costs and expenses will not include the fees and expenses of counsel for the Initial Purchaser other than as described in
     (iii); and

          (l) in the event that the Company or any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act) acquire any of the Securities, the Company or such affiliate will not sell or otherwise transfer such Securities or Common Stock other than to the Company or its affiliates.

          6. The obligation of the Initial Purchaser hereunder to purchase the Securities is subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) the representations and warranties of the Company herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date; the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (b) since the respective dates as of which information is given in the Offering Memorandum there shall not have been any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, shareholders' equity or results of operations of (i) the Company and its subsidiaries, taken as a whole, or (ii) to the Company's knowledge, any Principal Partnership Company and its consolidated subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which in the judgment of the Initial Purchaser makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum;

          (c) the Initial Purchaser shall have received on and as of the Closing Date a certificate of an executive officer of the Company satisfactory to the Initial Purchaser to the effect set forth in paragraph
     (a) of this Section and to whether there has occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders' equity or results of operations of (i) the Company and its subsidiaries, taken as a whole, or (ii) to the Company's knowledge, any Principal Partnership Company and its consolidated subsidiaries, taken as a whole, from that set forth or contemplated in the Offering Memorandum;

          (d) Morgan, Lewis & Bockius LLP, Counsel for the Company, shall have furnished to the Initial Purchaser their written opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with power and authority to own its properties and conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than in jurisdictions in which the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (ii) each Principal Partnership Company and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is incorporated;

               (iii) this Agreement has been duly authorized, executed and delivered by the Company;

               (iv) the Securities have been duly authorized, and when executed, delivered and authenticated in accordance with the Indenture against payment therefor as provided in this Agreement, will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability;

               (v) the authorized capital stock of the Company conforms to the description thereof set forth in the Offering Memorandum, and all of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any preemptive or similar rights under applicable law or the Company's Articles of Incorporation, and to the best of such counsel's knowledge, any contract, commitment, understanding or arrangement with respect thereto;

               (vi) the shares of Common Stock issuable on conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities and, when issued upon such conversion in accordance with the terms of the Securities and the Indenture, will have been validly issued and will be fully paid and non-assessable, and the issuance of such shares of Common Stock is not subject to any preemptive or similar rights;

               (vii) any Rights to be attached to the shares of Common Stock issuable on conversion of the Securities have been duly authorized and, when the shares of Common Stock issuable on conversion of the Securities have been issued in accordance with the terms of the Securities and the Indenture, the Rights will have been duly and validly issued;

               (viii) the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company, any Principal Partnership Company (other than CTP) or any subsidiary of the Company is a party or by which the Company, any Principal Partnership Company (other than CTP) or any subsidiary of the Company is bound or to which any of the property or assets of the Company, any Principal Partnership Company (other than CTP) or any subsidiary of the Company is subject, except to the extent that such conflict, breach or default has been waived, nor will any such action result in any violation of the provisions of the Articles or Certificate of Incorporation, as the case may be, or the By-Laws of the Company, any Principal Partnership Company (other than CTP) or any subsidiary of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or, to the best of such counsel's knowledge any Principal Partnership Company (other than CTP) or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and sale of the Securities by the Initial Purchaser;

               (ix) other than as set forth or contemplated in the Offering Memorandum, such counsel does not know of any legal or governmental proceedings, pending or threatened, to which the Company, any subsidiary of the Company or any Principal Partnership Company (other than CTP) is or may be a party or to which any property of the Company, any subsidiary of the Company or any Principal Partnership Company (other than CTP) is or may be the subject which, if determined adversely to the Company could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

               (x) the statements in the Offering Memorandum under "Description of the Notes", "Description of Capital Stock" and "Plan of Distribution", insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly summarize such legal matters or documents;

               (xi) assuming the accuracy of the representations of the Initial Purchaser contained in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

               (xii) the Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act;

               (xiii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

               (xiv) such counsel (A) is of the opinion that each document filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Offering Memorandum (except for the financial statements and other financial information included therein, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; and (B) has no reason to believe that (except for the financial statements and other financial information included or incorporated by reference therein as to which such counsel need not express any belief) the Offering Memorandum, as of its date of issuance, and, as amended or supplemented, if applicable, as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the Commonwealth of Pennsylvania and the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (reasonably satisfactory to the Initial Purchaser) of other counsel familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company.

          (e) on the date of the issuance of the Offering Memorandum and also on the Closing Date, KPMG Peat Marwick LLP, independent auditors, shall have furnished to the Initial Purchaser letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and other financial information contained in the Offering Memorandum;

          (f) the Initial Purchaser shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Initial Purchaser, with respect to the validity of the Indenture and the Securities, and such other matters as the Initial Purchaser may reasonably request, and such counsel shall have received such documents, certificates and other information as they may reasonably request to enable them to pass upon such matters;

          (g) the Initial Purchaser shall have received on or before the Closing Date a copy of a letter from each of Standard & Poor's Ratings Group and Moody's Investors Services assigning to the Securities a rating of B- and B3, respectively; each such rating shall have been confirmed on the Closing Date by the applicable rating agency; and neither of such rating agencies shall have announced that it has its rating of the Securities under surveillance or review with possible negative implications;

          (h) the Securities shall be eligible for inclusion in the PORTAL trading system; and

          (i) on or prior to the Closing Date the Company shall have furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser shall reasonably request.

          The obligation of the Initial Purchaser to purchase Option Notes hereunder are subject to satisfaction of each of the conditions set forth above on and as of the Additional Closing Date, except that the certificate called for by paragraph (c) above, the opinions called for by paragraphs (d) and (f) above and the second letter called for by paragraph (e) above shall be dated the Additional Closing Date.

          7. The Company agrees to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted) caused by any breach or alleged breach of any of the representations and warranties contained in Section 4, caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (and any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein, provided that the foregoing indemnity with respect to the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser (or to the benefit of any person controlling the Initial Purchaser) from whom the person asserting such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in the Preliminary Offering Memorandum is eliminated or remedied in the Offering Memorandum and a copy of the Offering Memorandum shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

          The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers and each person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or in the Offering Memorandum or any amendment or supplement thereto.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.
It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons. It is further understood that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Initial Purchaser and such control persons of Initial Purchaser shall be designated in writing by Initial Purchaser and any such separate firm for the Company, its directors, its officers and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchaser bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Initial Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by PRO rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were offered exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Person may otherwise have to the Indemnified Persons referred to above.

          The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any person controlling the Initial Purchaser or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

          8. Notwithstanding anything herein contained, this Agreement (or the obligations of the Initial Purchaser with respect to the Option Notes) may be terminated in the absolute discretion of the Initial Purchaser, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Notes, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or in Pennsylvania shall have been declared by either Federal or Pennsylvania State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Initial Purchaser, is material and adverse and which, in the judgment of the Initial Purchaser, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

          9. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          10. If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Initial Purchaser's obligations cannot be fulfilled, the Company agrees to reimburse the Initial Purchaser, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

          11. This Agreement shall inure to the benefit of and be binding upon the Company, the Initial Purchaser, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

          12. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be given to the Initial Purchaser at J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (facsimile: 212-648-5705); Attention: Syndicate Department. Notices to the Company shall be given to it at Safeguard Scientifics, Inc., 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087; facsimile: (610) 293-0601; Attention: Senior Vice President
- - - Finance.

          13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                        Very truly yours,

                                        Safeguard Scientifics, Inc.




                                        By: /s/ Gerald M. Wilk
                                           -------------------------------
                                           Title: Senior Vice President -
                                                  Finance


Accepted:  January 31, 1996

J.P. Morgan Securities Inc.




By: /s/ Oliver Abel IV
   --------------------------
   Title: Vice President